                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 9, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                         PAYMENT DATE:  06/16/97
COLLECTION PERIOD:  05/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                     $2,312,562,720.67
         b.  End of Collection Period                                           $2,214,221,974.07
         c.  Reduction for Collection Period                                    $   98,340,746.60

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                     $   36,234,229.89
         b.  End of Collection Period                                           $   37,000,204.48

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                 701
         b.  Required Payoff Amounts of Liquidated Contracts                    $    4,551,254.25
         c.  Total Reserve for Liquidation Expenses                             $            0.00
         d.  Total Liquidation Proceeds Received(1)                             $      624,896.75
         e.  Liquidation Proceeds Allocated to Owner Trust                      $      539,628.23
         f.  Liquidation Proceeds Allocated to Depositor                        $       85,268.52
         g.  Current Realized Losses                                            $    4,011,626.02

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                  1,324
         b.  Required Payoff Amounts of Prepaid Contracts                       $   10,764,939.58

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to
             Collection Period                                                                  0
         b.  Required Payoff Amounts of Purchased Contracts                     $            0.00


    (1) Net of any addition to reserve for liquidation expenses.


    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)



                 ---------------  ------------        -----------------------      -----------------
                                                                                    % OF AGGREGATE
                     NUMBER OF        % OF                AGGREGATE REQUIRED        REQUIRED PAYOFF
                     CONTRACTS      CONTRACTS               PAYOFF AMOUNTS              AMOUNTS
                 ---------------  ------------        -----------------------      -----------------
a.   Current           212,581        93.93%                2,132,740,023.62              94.74%

b.   31-60 days          7,661         3.38%                   68,995,772.13               3.06%

c.   61-90 days          2,735         1.21%                   22,262,141.58               0.99%

d.   91-120 days         1,506         0.67%                   13,017,168.88               0.58%

e.   120+ days           1,844         0.81%                   14,207,072.34               0.63%

f.   Total             226,327       100.00%               $2,251,222,178.55             100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------------------------------
                        % of                             % of                       % of                            % of
                  Aggregate Required               Aggregate Required          Aggregate Required              Aggregate Required
                     Payoff Amounts                Payoff Amounts                Payoff Amounts                  Payoff Amounts
 Collection           31-60 Days                      61-90 Days                   91-120 Days                      120+ Days
  Periods               Past Due                       Past Due                     Past Due                         Past Due
--------------------------------------------------------------------------------------------------------------------------------
05/31/97                3.06%                          0.99%                           0.58%                            0.63%
04/30/97                2.99%                          1.08%                           0.47%                            0.64%
03/31/97                3.73%                          0.96%                           0.46%                            0.61%
02/28/97                3.70%                          0.97%                           0.55%                            0.55%
01/31/97                3.27%                          0.97%                           0.49%                            0.40%
12/31/96                4.10%                          0.96%                           0.39%                            0.20%
11/30/96                3.49%                          0.83%                           0.34%                            0.00%
10/31/96                2.90%                          0.64%                           0.01%                            0.01%


    8.    HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                     --------------- ---------------     -------------------------------
                                                      3 COLLECTION        6 COLLECTION
                                      May-97            PERIODS              PERIODS         CUMULATIVE
                                    COLLECTION          ENDING               ENDING             SINCE
                                        PERIOD           May-97              May-97         CUT-OFF DATE
                                    ---------------  ---------------    --------------- ----------------
a.   Number of Liquidated Contacts        701              2,682            4,107              4,308

b.   Number of Liquidated                0.250%            0.956%           1.463%             1.535%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $4,551,254.25    $18,462,247.35    $25,857,353.77     $26,798,242.75
     Liquidated Contracts

d.   Liquidation Proceeds Allocated     $539,628.23    $ 1,819,624.73     $1,944,518.22     $ 1,958,027.75
     to Owner Trust

e.   Aggregate Current Realized       $4,011,626.02    $16,642,622.62    $23,912,835.55     $24,840,215.00
     Losses

f.   Aggregate Current Realized          0.126%            0.522%           0.751%             0.780%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                        PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

------------------      ------------     -------------------  -----------------    --------------------  -----------------
                                          Principal Balance   Class Factor  as     Principal Balance      Class Factor as
                              Coupon     as of June 16, 1997   of June 16, 1997    as of  May 15, 1997    of  May 15, 1997
 Class                         Rate         Payment Date         Payment Date          Payment Date        Payment Date
------------------      ------------     ------------------   -----------------   ---------------------   -----------------
a.   Class A-1 Notes            5.60%   $  212,475,014.01          0.18886668       $  307,018,499.55      0.27290533

b.   Class A-2 Notes            5.95%   $  695,000,000.00          1.00000000       $  695,000,000.00      1.00000000

c.   Class A-3 Notes            6.11%   $  659,000,000.00          1.00000000       $  659,000,000.00      1.00000000

d.   Class A-4 Notes            6.28%   $  400,220,000.00          1.00000000       $  400,220,000.00      1.00000000

e.   Class B Notes              6.57%   $  178,500,000.00          1.00000000       $  178,500,000.00      1.00000000

f.   Equity Certificates        6.75%   $  106,027,164.54          0.83152476       $  108,252,855.60      0.84897989

g.   Total                       N.A.   $2,251,222,178.55          0.70676926       $2,347,991,355.16      0.73714986


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $2,251,222,178.55 and the CCA balance is $206,436,990.18.

    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                          $2,347,991,355.16

        b.  Contract Pool Principal Balance (End of Collection Period)          $2,214,221,974.07

        c.  Monthly Principal Amount                                            $  133,769,381.09

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                         $   98,803,396.66

        b.  Liquidation Proceeds Allocated to Owner Trust                       $      539,628.23

        c.  Required Payoff Amounts of Prepaid Contracts                        $   10,764,939.58

        d.  Required Payoff Amounts of Purchased Contracts                      $            0.00

        e.  Proceeds of Clean-up Call                                           $            0.00

        f.  Investment Earnings on Collection Account and Note
            Distribution Account                                                $      364,922.88

        g.  Extension Fees Allocated to Owner Trust                             $       17,096.41

        h.  Total Gross Collections (sum of (a) through (g))                    $  110,489,983.76

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                             $  110,489,983.76

        b.  Withdrawal from Cash Collateral Account                             $      603,009.82

        c.  Total Available Funds                                               $  111,092,993.58



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

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

5.   APPLICATION OF AVAILABLE FUNDS

    ---------------------------------  -------------------------    ---------------------------------
                  ITEM                            AMOUNT             REMAINING AVAILABLE FUNDS
    ---------------------------------  -------------------------    ---------------------------------
     a.   Total Available Funds                                          $111,092,993.58

     b.   Servicing Fee                         $2,408,919.50             108,684,074.08

     c.   Interest on Notes:

          i)   Class A-1 Notes                   1,432,753.00             107,251,321.09

          ii)  Class A-2 Notes                   3,446,041.67             103,805,279.42

          iii) Class A-3 Notes                   3,355,408.33             100,449,871.09

          iv)  Class A-4 Notes                   2,094,484.67              98,355,386.42

          v)   Class B Notes                       977,287.50              97,378,098.92

     d.   Interest on Equity                       608,922.31              96,769,176.61
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                  94,543,485.54              2,225,691.06

          ii)  Class A-2 Notes                           0.00              2,225,691.06

          iii) Class A-3 Notes                           0.00              2,225,691.06

          iv)   Class A-4 Notes                          0.00              2,225,691.06

          v)   Class B Notes                             0.00              2,225,691.06

          vi)  Equity Certificates               2,225,691.06                      0.00

     f.   Deposit to Cash                                0.00                      0.00
          Collateral Account
     g.   Amount to be applied in                        0.00                      0.00
          accordance with CCA

          Loan Agreement

     h.   Balance, if any, to Equity                     0.00                      0.00
          Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


     -------------------------------------------------      ------------------------
                                                                    June 1997
                            ITEM                                   PAYMENT DATE
     -------------------------------------------------      ------------------------
     a. Available Cash Collateral Amount (Beginning)             $   207,040,000

     b. Deposits to Cash Collateral Account                                 0.00

     c. Withdrawals from Cash Collateral Account                 $    603,009.82

     d. Releases of Cash Collateral Account Surplus
        (Excess, if any of (a) plus (b) minus (c)  over (f))                0.00

     e. Available Cash Collateral Amount (End)
        (Sum of (a) plus (b) minus (c) minus (d))                $206,436,990.18

     f. Requisite Cash Collateral Amount                         $207,040,000.00

     g. Cash Collateral Account Shortfall
        (Excess, if any, of (f) over (e))                        $    603,009.82

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                        $   207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                        0.00

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                  0.00

        3) Total                                                            0.00

     c. Floor equal to the lesser of

        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and

        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                   $    63,704,600

     d. Requisite Cash Collateral Amount                         $   207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                             0.00

         b. Principal Deficiency Amount                          $    603,009.82

         c. Principal Payable at Stated Maturity Date of
             Class of Notes or Equity Certificates                          0.00

         d. Total Cash Collateral Account Withdrawals            $    603,009.82

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

-------------------      ---------------       --------------     ---------------  -------------    ----------------  ------------
   Distribution             Class A-1           Class A-2          Class A-3          Class A-4         Class B          Equity
     Amounts                  Notes               Notes               Notes             Notes            Notes        Certificates
-------------------      ---------------       --------------     ---------------  -------------    ----------------  ------------
1. Interest Due         $ 1,432,753.00        $3,446,041.67      $3,355,408.33     $2,094,484.67     $977,287.50      $608,922.31

2. Interest Paid        $ 1,432,753.00        $3,446,041.67      $3,355,408.33     $2,094,484.67     $977,287.50      $608,922.31

3. Interest Shortfall            $0.00                $0.00              $0.00             $0.00           $0.00            $0.00
    ((1) minus (2))

4. Principal Paid       $94,543,485.54                $0.00              $0.00             $0.00           $0.00    $2,225,691.06

5. Total Distribution   $95,976,238.54        $3,446,041.67      $3,355,408.33    $2,094,484.67     $977,287.50     $2,834,613.37
    Amount
    ((2) plus (4))


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


----------------------------------                ------------------------   --------------------
                                                         AS OF END                AS OF END
                                                         OF MAY 97               OF APRIL 97
                                                        COLLECTION               COLLECTION
ITEM                                                        PER                    PERIOD
----------------------------------                ------------------------   --------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                         280,634

    b. Cut-Off Date Contract Pool Principal          $3,185,229,329
       Balance

    c. Original Weighted Average Remaining           38.6 months
       Term

    d. Weighted Average Original Term                56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

  a.   Number of Contracts                                  226,327            233,495

    b. Average Contract                              $     9,783.29          $9,904.12
       Principal Balance

    c. Weighted Average Remaining Term               33.8 months           34.3 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 06/09/97                           PAYMENT DATE:  06/16/97
COLLECTION PERIOD: 05/31/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds

                           Since Issue
Period                          CPR

------------------------    -------------
    0        Oct-96

    1        Nov-96         10.866%

    2        Dec-96          7.964%

    3        Jan-97          8.606%

    4        Feb-97          8.254%

    5        Mar-97          7.615%

    6        April-97        7.211%

    7        May-97          8.268%

    8        June-97         7.752%


                           Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on June 16, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
------------------------------
By: Glenn A. Votek
Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL CORPORATION

                                           Glenn A. Votek
                                           ------------------------------
                                           By: Glenn A. Votek
                                           Vice President and Treasurer

June 16, 1997